SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission
[x] Definitive Proxy Statement	only (as permitted by Rule 14a-6(e)(2))

Investment Managers Series Trust II

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: $0

[ ]	Fee paid previously with preliminary materials. N/A

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

Vivaldi Merger Arbitrage Fund

Vivaldi Multi-Strategy Fund

August 16, 2021

Dear Shareholder,

The shareholders of each of the Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund (the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), are being asked to approve a new investment advisory agreement between the Trust and Vivaldi Asset Management, LLC (“VAM”), under which Vivaldi will continue to serve as the investment advisor to the Fund (the “New Advisory Agreement”).

Currently, VAM is a wholly owned subsidiary of Vivaldi Holdings, LLC (“Vivaldi”). VAM has indicated that it intends to agree with First Trust Capital Partners, LLC (“First Trust”) to create a joint venture, FT Capital Solutions, LP (“FTCS”), which will be owned equally by Vivaldi and First Trust (the “Transaction”). The closing of the Transaction is expected to occur on or about September 15, 2021 (the “Closing”). Upon the Closing, VAM will become a wholly owned subsidiary of FTCS, which will result in an assignment and termination of the Funds’ current investment advisory agreement with VAM. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting held on June 30, 2021, considered and approved the New Advisory Agreement with respect to each Fund, which will allow VAM to continue to serve as the investment advisor to the Fund under terms substantially similar to those of the current investment advisory agreement between VAM and the Trust on behalf of the Fund.

The Funds’ investment objectives and investment strategies will not change as a result of the Transaction and the investment advisory personnel who currently provide services to the Funds on behalf of VAM are expected to continue to do so following the Transaction. Approval of the New Advisory Agreement will not alter the number of shares of a Fund you own.

You are being asked to approve the New Advisory Agreement. The New Advisory Agreement will become effective with respect to each Fund upon the closing of the Transaction, which is expected to occur on September 15, 2021, and if approved by the shareholders of each Fund, will be in effect with respect to the Fund for an initial two-year term, and will be subject to annual renewal thereafter.

The implementation of the New Advisory Agreement is subject to the closing of the Transaction and (beyond the up to 150-day interim period referred to in the enclosed proxy statement) the approval of the applicable Fund’s shareholders. The approval of the New Advisory Agreement by shareholders of a Fund is not dependent upon the approval of the New Advisory Agreement by shareholders of the other Fund. If the Transaction closes prior to the special meeting of shareholders, the New Advisory Agreement will take effect, subject to receipt of shareholder approval within 150 days after the close of the Transaction If the Transaction closes but shareholders of either or both Funds do not approve the New Advisory Agreement at the special meeting or an adjournment thereof, VAM will cease providing investment advisory services to such Fund(s) and the Board of Trustees will consider other alternatives and make such arrangements for the management of any such Fund’s investments as it deems appropriate and in the best interests of the Fund. If the Transaction does not close, regardless of whether the New Advisory Agreement is approved by the shareholders of either Fund, VAM will continue to serve as the investment advisor to the Funds pursuant to the current advisory agreement.

The Board of Trustees recommends that you vote FOR the approval of the New Advisory Agreement after carefully reviewing the enclosed materials.

Your vote is important. The Transaction and the proposals are discussed in detail in the enclosed Proxy Statement. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in the Funds.

Sincerely,

Terrance Gallagher

President

Vivaldi Merger Arbitrage Fund

Vivaldi Multi-Strategy Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On September 28, 2021

A Special Meeting of Shareholders of the Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund (the “Funds”) will be held on September 28, 2021, at 11:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. At the meeting, we will ask the shareholders of each Fund to vote on the following proposals with respect to their Fund:

1.	Approval of a new investment advisory agreement between Investment Managers Series Trust II (the “Trust”), on behalf of the Vivaldi Merger Arbitrage Fund, and Vivaldi Asset Management, LLC (“VAM”);

2.	Approval of a new investment advisory agreement between the Trust, on behalf of the Vivaldi Multi-Strategy Fund, and VAM;

3.	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved Proposals 1-2 with respect to the Funds. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS WITH RESPECT TO YOUR FUND(S).

Please read the accompanying Proxy Statement for a more complete discussion of the Proposals. Shareholders of a Fund of record as of the close of business on July 30, 2021, are entitled to notice of, and to vote at, the Fund’s Special Meeting or any adjournment thereof. You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Terrance Gallagher

President

August 16, 2021

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

Table of Contents

QUESTIONS AND ANSWERS	1
INTRODUCTION	4
PROPOSALS 1 AND 2 – APPROVAL OF NEW ADVISORY AGREEMENT	5
SECTION 15(f) SAFE HARBOR	11
VOTING PROCEDURES	11
GENERAL INFORMATION	13
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

IMPORTANT INFORMATION

TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed proxy statement, we are also providing you with a brief overview of the subject of the shareholder vote.

QUESTIONS AND ANSWERS

Question: What is happening?

Answer: Vivaldi Holdings, LLC (“Vivaldi”), the parent company of Vivaldi Asset Management, LLC (“LLC”), intends to agree with First Trust Capital Partners, LLC (“First Trust”) to create a joint venture, FT Capital Solutions, LP (“FTCS”) which will be owned equally by Vivaldi and First Trust (the “Transaction”). The closing of the Transaction is subject to the execution of definitive documentation with respect to the Transaction and the completion or waivers of various conditions, and is expected to occur on or about September 15, 2021 (the “Closing”). Upon the Closing, VAM will become a wholly owned subsidiary of FTCS, which will result in an assignment and termination of the current investment advisory agreement between Investment Managers Series Trust II (the “Trust”), on behalf of the Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund (the “Funds”), and VAM.

In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting held on June 30, 2021, considered and approved a new advisory agreement which will allow VAM to continue to serve as the investment advisor to each Fund under terms substantially similar to those of the current investment advisory agreement between the Trust, on behalf of the Funds, and VAM (the “New Advisory Agreement”).

The Board has determined that it is appropriate to seek shareholder approval of the New Advisory Agreement at a special meeting of shareholders of the Funds (the “Special Meeting”). The New Advisory Agreement will become effective upon the Closing (which is expected to occur on September 15, 2021) and if approved by the shareholders of each Fund, will remain in effect with respect to the Fund for an initial two-year term, and will be subject to annual renewal thereafter.

The implementation of the New Advisory Agreement is subject to the closing of the Transaction and (beyond the up to 150-day interim period referred to in the enclosed proxy statement) the approval of the applicable Fund’s shareholders. The approval of the New Advisory Agreement by shareholders of a Fund is not dependent upon the approval of the New Advisory Agreement by shareholders of the other Fund. If the Transaction closes prior to the Special Meeting, the New Advisory Agreement will take effect, subject to receipt of shareholder approval within 150 days after the close of the Transaction. If the Transaction closes but shareholders of either or both Funds do not approve the New Advisory Agreement at the Special Meeting or an adjournment thereof, VAM will cease providing investment advisory services to such Fund(s) and the Board of Trustees will consider other alternatives and make such arrangements for the management of any such Fund’s investments as it deems appropriate and in the best interests of the Fund. If the Transaction does not close, regardless of whether the New Advisory Agreement is approved by the shareholders of either Fund, VAM will continue to serve as the investment advisor to the Funds pursuant to the current advisory agreement.

Question: What Proposals am I being asked to vote on?

Answer: At the Special Meeting, you will be asked to vote on the following Proposals with respect to your Fund: (i) the approval of the New Advisory Agreement; and (ii) any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The implementation of the Proposals is subject to the Closing of the Transaction.

Question: Why are you sending me this information?

Answer: You are receiving these proxy materials because you own shares of the Fund(s) and have the right to vote on these very important Proposals concerning your investment.

Question: How will the Transaction or the approval of the New Advisory Agreement affect me as a Fund Shareholder?

Answer: The terms of the New Advisory Agreement are substantially similar to those of the current investment advisory agreement between the Trust and VAM in all material respects except that, as required under the 1940 Act, the New Advisory Agreement will terminate with respect to each Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund, and compensation earned under the New Advisory Agreement with respect to a Fund will be escrowed until shareholders of the Fund approve the New Advisory Agreement. The advisory fee rates will remain the same as the advisory fees currently paid to VAM. If approved by the shareholders of each Fund, the New Advisory Agreement will have an initial two-year term with respect to the Fund and will be subject to annual renewal thereafter.

There will be no changes in the Funds’ investment objectives or principal investment strategies as a result of the completion of the Transaction or the approval of the New Advisory Agreement, and you will still own the same number of shares of your Fund(s). The portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Question: Will my Fund’s contractual management fee rates increase?

Answer: The investment advisory fee rates proposed for the Funds will not increase as a result of the Transaction. In addition, VAM has contractually agreed to maintain the same expense limitation arrangement for each Fund currently in effect for a period of two years from the Closing of the Transaction.

Question: Has the Board of Trustees approved the New Advisory Agreements and how does the Board of Trustees recommend that I vote?

Answer: The Board of Trustees unanimously approved the New Advisory Agreements at a meeting held on June 30, 2021. The Board of Trustees recommends that you vote FOR the Proposals with respect to your Fund(s).

Question: What will happen if shareholders do not approve a Proposal?

Answer: If the Transaction closes but shareholders of either or both Funds do not approve the New Advisory Agreement at the Special Meeting or an adjournment thereof, VAM will cease providing investment advisory services to such Fund(s) and the Board of Trustees will consider other alternatives and make such arrangements for the management of any such Fund’s investments as it deems appropriate and in the best interests of the Fund. If the Transaction does not close, regardless of whether the New Advisory Agreement is approved by the shareholders of both Funds, VAM will continue to serve as the investment advisor to the Funds pursuant to the current advisory agreement. The approval of the New Advisory Agreement by shareholders of a Fund is not dependent upon the approval of the New Advisory Agreement by shareholders of the other Fund.

Question: Who is entitled to vote?

Answer: If you owned shares of a Fund as of the close of business on July 30, 2021 (the “Record Date”), you are entitled to vote.

Question: What vote is required to approve each Proposal?

Answer: The 1940 Act requires each Proposal to be approved by a “majority of the outstanding voting securities” of the respective Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Question: When and where will the Special Meeting be held?

Answer: The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, the Fund’s co-administrator, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, on September 28, 2021, at 11:00 a.m. local time.

Question: How do I vote my shares?

Answer: For your convenience, there are several ways you can vote:

•	In Person: Attend the Special Meeting as described in the Proxy Statement.
•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed, self-addressed, postage-paid envelope;
•	By Telephone: Call the toll-free number printed on the enclosed proxy card(s); or
•	By Internet: Access the website address printed on the enclosed proxy card(s).

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of the Proposals with respect to your Fund(s).

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person.

Question: Who will bear the costs related to this proxy solicitation?

Answer: Vivaldi and First Trust have agreed to bear all costs related to the Special Meeting, including legal costs, the costs of retaining AST Fund Solutions, and other expenses incurred in connection with the solicitation of proxies.

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the toll-free number listed on the enclosed proxy card(s). Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

INVESTMENT MANAGERS SERIES TRUST II

PROXY STATEMENT

TO SHAREHOLDERS OF THE

Vivaldi Merger Arbitrage Fund AND
VIVALDI MULTI-STRATEGY FUND

The Board of Trustees of Investment Managers Series Trust II (the “Trust”) is sending this Proxy Statement to the shareholders of the Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund (each, a “Fund” and together, the “Funds”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Funds (the “Special Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is being mailed on or about August 16, 2021, to the shareholders of the Funds of record as of July 30, 2021 (the “Record Date”).

Information on each Fund’s shares issued and outstanding is included in Appendix A. Information on shareholders who owned beneficially 5% or more of the outstanding shares of a class of a Fund or 25% or more of a Fund’s outstanding shares as of the Record Date is set forth in Appendix B.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on September 28, 2021. This Proxy Statement is available on the Internet at vote.proxyonline.com.

INTRODUCTION

The shareholders of each Fund are being asked to approve an investment advisory agreement between the Trust and Vivaldi Asset Management, LLC (“VAM”), under which VAM will serve as the investment advisor to the Fund (the “New Advisory Agreement”).

Vivaldi Holdings, LLC (“Vivaldi”), the parent company of VAM, intends to agree with First Trust Capital Partners, LLC (“First Trust”) to create a joint venture, FT Capital Solutions, LP (“FTCS”) which will be owned equally by Vivaldi and First Trust (the “Transaction”). The closing of the Transaction is subject to the execution of definitive documentation with respect to the Transaction and the completion or waivers of various conditions, and is expected to occur on or about September 15, 2021 (the “Closing”). Upon the Closing, VAM will become a wholly owned subsidiary of FTCS, which will result in an assignment and termination of the current investment advisory agreement between the Trust, on behalf of the Funds, and VAM.

In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act” ), at a meeting held on June 30, 2021, considered and approved the New Advisory Agreement which, subject to shareholder approval, will allow VAM, subject to the oversight of the Board of Trustees, to serve as the investment advisor to each Fund under terms that are substantially similar to those of the current investment advisory agreement with VAM, except that, as required under the 1940 Act, each New Advisory Agreement will terminate with respect to a Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund, and compensation earned under the New Advisory Agreement with respect to a Fund will be escrowed until shareholders of the Fund approve the New Advisory Agreement.

The implementation of the New Advisory Agreement is subject to the closing of the Transaction and (beyond the up to 150-day interim period referred to below) the approval of the applicable Fund’s shareholders. The approval of the New Advisory Agreement by shareholders of a Fund is not dependent upon the approval of the New Advisory Agreement by shareholders of the other Fund. If the Transaction closes prior to the Special Meeting, the New Advisory Agreement will take effect, subject to receipt of shareholder approval within 150 days after the close of the Transaction. If approved by the shareholders of each Fund, the New Advisory Agreement will remain in effect with respect to the Fund for an initial two-year term, and will be subject to annual renewal thereafter. If the Transaction closes but shareholders of either or both Funds do not approve the New Advisory Agreement at the Special Meeting or an adjournment thereof, VAM will cease providing investment advisory services to such Fund(s) and the Board of Trustees will consider other alternatives and make such arrangements for the management of any such Fund’s investments as it deems appropriate and in the best interests of the Fund. If the Transaction does not close, regardless of whether the New Advisory Agreement is approved by the shareholders of both Funds, VAM will continue to serve as the investment advisor to the Funds pursuant to the current advisory agreement.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory agreement provided that the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement; compensation earned under the new agreement will be escrowed until shareholders approve the new agreement; and the investment company’s board of trustees, including a majority of the independent trustees, has approved the new agreement. Pursuant to Rule 15a-4, the Board of Trustees has appointed VAM to continue to serve as the interim advisor to each Fund and is seeking to obtain approval of the New Advisory Agreement by the shareholders of each Fund. The New Advisory Agreement will terminate with respect to each Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund.

A form of the New Advisory Agreement is included as Appendix C to this Proxy Statement. All references to the New Advisory Agreement are qualified by reference to Appendix C.

PROPOSALS 1 AND 2 – APPROVAL OF NEW ADVISORY AGREEMENT

Information Regarding VAM and the Current Investment Advisory Agreement with VAM

VAM, a Delaware limited liability company formed in 2013 which maintains its principal offices at 225 West Wacker Drive, Suite 2100, Chicago, Illinois 60606, is an SEC-registered investment advisor and provides investment advice to open-end and closed-end funds. As of June 30, 2021, VAM has approximately $927 million in assets under management, and VAM and its affiliates have approximately $4.1 billion in assets under management. VAM is wholly owned by Vivaldi Holdings, LLC, located at 225 West Wacker Drive, Suite 2100, Chicago, Illinois 60606. Vivaldi Holdings, LLC is in turn controlled by AAJ Ventures Inc., an entity controlled by David A. Sternberg.

VAM serves as investment advisor to the Vivaldi Merger Arbitrage Fund pursuant to an investment advisory agreement with the Trust dated October 1, 2015, and to the Vivaldi Multi-Strategy Fund pursuant to an investment advisory agreement with the Trust dated December 16, 2016 (together, the two investment advisory agreements are referred to as the “VAM Advisory Agreement”). The VAM Advisory Agreement describes the services that VAM provides to the Funds, which generally include reviewing, supervising, and administering the investment program of the Funds. In addition, VAM has the ability to delegate day-to-day portfolio management responsibilities of each Fund to one or more sub-advisors, and in that connection, is responsible for making recommendations to the Board of Trustees of the Trust with respect to hiring, termination and replacement of any sub-advisor of the Funds. VAM is not liable to the Trust under the terms of the VAM Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by VAM or the Trust in connection with the performance of the VAM Advisory Agreement, except a loss resulting from a breach of fiduciary duty by VAM with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on VAM’s part in the performance of its duties or from reckless disregard by VAM of its duties under the VAM Advisory Agreement. The VAM Advisory Agreement continues in force from year to year with respect to each Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The VAM Advisory Agreement may be terminated with respect to either Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to VAM; or (ii) by VAM on 60 days’ written notice to the Trust. In addition, the VAM Advisory Agreement with respect to each Fund will terminate automatically upon its assignment.

The VAM Advisory Agreement with respect to the Vivaldi Merger Arbitrage Fund was submitted for approval by the initial shareholder of the Fund prior to the Fund’s commencement of operations on October 1, 2015. At a special meeting of shareholders of the Vivaldi Orinda Macro Opportunities Fund, a series of Advisors Series Trust, held on December 5, 2016, shareholders approved the reorganization of the Vivaldi Orinda Macro Opportunities Fund into the Vivaldi Multi-Strategy Fund and approved the VAM Advisory Agreement with respect to the Vivaldi Multi-Strategy Fund. The Vivaldi Orinda Macro Opportunities Fund reorganized into the Vivaldi Multi-Strategy Fund on December 16, 2016. The VAM Advisory Agreement with respect to each Fund was last renewed by the Trust’s Board on April 22, 2021.

Pursuant to the VAM Advisory Agreement, for its services, VAM is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable monthly. For the fiscal year ended September 30, 2020, VAM received advisory fees, net of fee waivers pursuant to its expense limitation agreements with the Trust on behalf of each Fund, as follows:

Fund Name	Contractual Management Fee to Advisor	Management Fees Paid to Advisor for the Fiscal Year Ended September 30, 2020 (Net of Waiver)
Vivaldi Merger Arbitrage Fund	1.25%	1.25%
Vivaldi Multi-Strategy Fund	1.20%	1.20%

The investment advisory fees paid by each Fund to VAM and applicable fee waivers during each Fund’s most recent fiscal year ended September 30, 2020, were as follows:

Fund Name	Gross Advisory Fees	Advisory Fees Waived	Net Advisory Fees
Vivaldi Merger Arbitrage Fund	$7,629,168	$0	$7,629,168
Vivaldi Multi-Strategy Fund	$627,028	$0	$627,028

VAM has contractually agreed until January 31, 2022, to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed 1.85% and 1.55% of each Fund’s average daily net assets of Class A and Class I shares, respectively. Fees waived and expenses paid by VAM may be reimbursed for a period ending three full fiscal years from the day of any such waiver or payment if the reimbursement will not cause a Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Pursuant to an exemptive order received from the SEC, VAM is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements with existing or new unaffiliated sub-advisors without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, each Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor. In addition, the Exemptive Relief permits the Funds to make modified disclosures regarding their sub-advisory fees. Approval by Fund shareholders is required before any authority granted under the exemptive order may be exercised. Shareholders of the Vivaldi Orinda Macro Opportunities Fund, the predecessor fund that reorganized into the Vivaldi Multi-Strategy Fund on December 16, 2016, approved VAM’s use of the Exemptive Relief at a special meeting of shareholders held on December 5, 2016.

As of the date of this proxy statement, VAM has engaged each of RiverNorth Capital Management, LLC (“RiverNorth”), located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654, and Angel Oak Capital Advisors, LLC (“Angel Oak”), located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, as an investment sub-advisor to the Vivaldi Multi-Strategy Fund. The current sub-advisory agreement with each of RiverNorth and Angel Oak (together, the “Current Sub-Advisory Agreements”) will automatically terminate upon the closing of the Transaction. VAM recommended that the Board approve new sub-advisory agreements (together, the “New Sub-Advisory Agreements”) between VAM and each of RiverNorth and Angel Oak. If shareholders of the Vivaldi Multi-Strategy Fund approve the New Advisory Agreement, the New Sub-Advisory Agreements will take effect upon the closing of the Transaction. If the Transaction is not completed, neither New Sub-Advisory Agreement will go into effect and each Current Sub-Advisory Agreement will continue in effect. The terms of each New Sub-Advisory Agreement are identical to the corresponding Current Sub-Advisory Agreement, except for the effective dates.

A discussion regarding the basis for the Board’s most recent approval of the VAM Advisory Agreement with respect to each Fund will be available in the Funds’ Annual Report dated September 30, 2021.

The names and principal occupations of each principal executive officer and director of VAM are listed below. Unless otherwise noted, the address of each person listed is Vivaldi Asset Management, LLC, 225 West Wacker Drive, Suite 2100, Chicago, Illinois 60606.

Name	Principal Occupation
David A. Sternberg	Co-Founder and Chief Executive Officer
Randal L. Golden	Co-Founder and Chief Financial Officer
Michael Peck	President and Co-Chief Investment Officer
Chad Eisenberg	Chief Operating Officer
Scott L. Hergott	Head of Research and Co-Chief Investment Officer
Marc D. Bassewitz	Chief Compliance Officer and General Counsel
Vivaldi Holdings, LLC	Member

The following information was provided by VAM regarding the other registered fund managed by VAM which have investment objectives similar to those of the Vivaldi Merger Arbitrage Fund and Vivaldi Multi Strategy Fund, respectively.

Fund (Similar to Vivaldi Merger Arbitrage Fund)	Fee Rate	Total Fund Assets Sub-Advised by VAM as of June 30, 2021	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
First Trust Vivaldi Merger Arbitrage ETF	0.625%	$10,884,796	Yes

Fund (Similar to Vivaldi Multi Strategy Fund)	Fee Rate	Total Fund Assets Advised by VAM as of June 30, 2021	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?
Relative Value Fund*	0.500%**	$152,454,912	Yes
*	The Relative Value Fund utilizes a variety of investment strategies and styles and uses a “multi-manager” approach whereby its assets are allocated among VAM and one or more sub-advisers.
**	An increase of the advisory fee rate to 0.95% was approved by the Relative Value Fund’s board of trustees on July 13, 2021. Shareholders of the Relative Value Fund are being asked to approve the new advisory fee rate.

Terms of the New Advisory Agreement with VAM

The terms of the New Advisory Agreement with VAM are substantially the same as the terms of the VAM Advisory Agreement, except that, as required under the 1940 Act, the New Advisory Agreement will terminate with respect to each Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund, and compensation earned under the New Advisory Agreement with respect to a Fund will be escrowed until shareholders of the Fund approve the New Agreement. The New Advisory Agreement describes the services that VAM would provide to the Funds, which generally would include reviewing, supervising, and administering the investment program of the Funds. In addition, VAM would have the ability to delegate day-to-day portfolio management responsibilities of each Fund to one or more sub-advisors, and in that connection, would be responsible for making recommendations to the Board of Trustees of the Trust with respect to hiring, termination and replacement of any sub-advisor of the Funds. VAM would not liable to the Trust under the terms of the New Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by VAM or the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty by VAM with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on VAM’s part in the performance of its duties or from reckless disregard by VAM of its duties under the New Advisory Agreement.

If approved by the shareholders of a Fund, the New Advisory Agreement would continue in force with respect to the Fund for a period of two years following the Closing of the Transaction, unless sooner terminated as provided in the New Advisory Agreement. The New Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund upon 60 days’ written notice to VAM; or (ii) by VAM upon 60 days’ written notice to the Trust. The New Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).

Under the New Advisory Agreement, VAM would be entitled to an annual advisory fee, calculated daily and payable monthly, based on the following fee schedule, which is the same as the current fee schedule under the VAM Advisory Agreement:

Fund	Annual Advisory Fee
Vivaldi Merger Arbitrage Fund	1.25% of the Fund’s average daily net assets
Vivaldi Multi-Strategy Fund	1.20% of the Fund’s average daily net assets

In addition, VAM has contractually agreed to maintain the same expense limitation arrangement for the Funds currently in effect for a period of two years from the Closing of the Transaction. In particular, VAM has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the Fund’s total annual fund operating expenses (excluding as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed 1.85% and 1.55% of each Fund’s average daily net assets of Class A and Class I shares, respectively. This agreement will remain in effect for a two-year period from the effective date of the New Advisory Agreement (which is the Closing of the Transaction). Fees waived and expenses paid by VAM may be reimbursed for a period ending three full fiscal years from the day of any such waiver or payment. In addition, VAM is permitted to seek reimbursement of fees waived or payments made by VAM to a Fund prior to the Transaction, for a period of three full fiscal years from the day of any such waiver or payment. In each case, such reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Board Consideration of New Advisory Agreement

In advance of its meeting held on June 30, 2021, the Board received information about the Funds and the New Advisory Agreement from VAM, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Transaction and VAM’s (and its affiliates’) organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each, a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each, a “Fund Universe”) for the one-, three- and five-year periods ended January 31, 2021, and May 31, 2021; and reports comparing the investment advisory fees and total expenses of each Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Advisory Agreement. In addition, the Board considered information reviewed by the Board throughout the year at other Board and Board committee meetings. No representatives of VAM were present during the Board’s consideration of the New Advisory Agreement.

In approving the New Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered the overall quality of services to be provided by VAM to the Funds. In doing so, the Board considered the role of VAM as investment advisor to the Funds, noting that VAM would provide overall supervision of the general investment management and investment operations of each Fund and oversight of any sub-advisors with respect to such Fund’s operations, including monitoring the investment and trading activities of the sub-advisors, monitoring each such Fund’s compliance with its investment policies, and providing general administrative services related to VAM’s overall supervision of the Funds. The Board considered the qualifications, experience and responsibilities of the personnel involved in the activities of the Funds, noting that key personnel of VAM would continue to be involved in overall supervision of the general investment management and investment operations of each Fund. The Board also considered the overall quality of VAM’s organization and operations, and VAM’s compliance structure.

With respect to the performance results of the Funds, the Meeting Materials indicated the following:

•	With respect to the periods ended January 31, 2021, Vivaldi Merger Fund’s total return for the one-year period was above the Peer Group and Market Neutral Fund Universe median returns and the Bloomberg Barclays U.S. Aggregate Bond Index return, but below the S&P 500 Index return by 11.30%. The Fund’s annualized total return for the three-year period was higher than the median return of the Fund Universe, but below the Peer Group median return, the Bloomberg Barclays Index return, and the S&P 500 Index return by 0.45%, 0.68%, and 7.01%, respectively. The Fund’s annualized total return for the five-year period was above the Fund Universe median return, but below the Bloomberg Barclays Index return, the Peer Group median return, and the S&P 500 Index return by 0.20%, 1.58%, and 12.45%, respectively. The Trustees observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group and Fund Universe for the one-, three-, and five-year periods. The Trustees also considered Vivaldi’s assertion that the Fund’s modest underperformance of the Bloomberg Barclays Index over the three- and five-year periods was due to significant outperformance by traditional bonds during those periods.

With respect to the periods ended May 31, 2021, the Vivaldi Merger Arbitrage Fund’s annualized total returns for the one-, three-and five-year periods were ranked in the third quartile of funds in the Peer Group and above the returns of the Bloomberg Barclays U.S. Aggregate Bond Index but below the returns of the S&P 500 Index by at least 12.26%.

•	With respect to the periods ended January 31, 2021, the Vivaldi Multi-Strategy Fund’s annualized total return for the three- and five-year periods were above the Peer Group and Multialternative Fund Universe median returns and the ICE BofA 3-Month U.S. Treasury Bill Index returns. The Fund’s total return for the one-year period was above the Fund Universe median return and the ICE BofA Index return, but below the Peer Group median return by 0.22%. The Trustees considered that for the three- and five-year periods, the Fund’s performance ranked it in the top quartile and the second quartile, respectively, of the funds in the Peer Group and Fund Universe.

With respect to the periods ended May 31, 2021, the Vivaldi Multi-Strategy Fund’s total return for the one-year period was ranked in the highest quartile of funds in the Peer Group and above the returns of the ICE BofA 3-Month U.S. Treasury Bill Index. The Fund’s annualized total returns for the three- and five-year periods were ranked in the second quartile of funds in the Peer Group and above the returns of the ICE BofA 3-Month U.S. Treasury Bill Index.

Advisory Fees and Expense Ratios

The Board considered that under the New Advisory Agreement, VAM would be entitled to the same advisory fees as VAM is entitled under the VAM Advisory Agreement, and that in addition, VAM had contractually agreed to maintain the same expense limitation arrangement for the Funds currently in effect for a period of two years from the Closing of the Transaction. With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Vivaldi Merger Arbitrage Fund’s annual investment advisory fee (gross of fee waivers) was the above the Peer Group median and the Market Neutral Fund Universe median by 0.10% and 0.15%, respectively. The Board noted that the Fund’s advisory fee was not in the highest quartile of funds in the Peer Group. The Board also considered the complexity of the Fund’s investment strategy and noted that the Fund Universe does not represent only dedicated merger arbitrage strategy funds but rather the entire market neutral universe. The Board also considered that VAM manages assets for a private fund and an ETF with similar investment strategies as those used by the Vivaldi Merger Arbitrage Fund, but that those accounts have different restrictions than the Fund regarding position sizing, restricted securities/sectors and leverage, and as a result, those accounts have differing fee structures. The Board observed that the Vivaldi Merger Arbitrage Fund’s advisory fee was higher than the management fees of the ETF and the private fund, but noted that the private fund also pays a performance-based fee and therefore could pay higher overall fees than the Fund, depending on the private fund’s performance. The Board also observed that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to a private fund. The Board also noted that the Fund’s advisory fee was within the range of the advisory fee paid by the other series of the Trust managed by VAM.

The annual total expenses paid by the Vivaldi Merger Arbitrage Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.09% and 0.26%, respectively. The Board considered VAM’s assertion that as a smaller firm, it could not cap expenses at levels comparable to peer funds that were part of much larger fund complexes, the advisors of which could support lower expense caps due to their size.

•	The Vivaldi Multi-Strategy Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median and higher than the Multialternative Fund Universe median by 0.10%. The Board considered that VAM manages one other registered fund using a multialternative strategy for a lower fee than it charged the Vivaldi Multi-Strategy Fund, but noted Vivaldi’s assertion that the fee for that fund is lower due to its fund-of-funds structure. The Board also considered that the Fund’s advisory fee was lower than the advisory fee paid by the other series of the Trust managed by VAM.

The annual total expenses paid by the Vivaldi Multi-Strategy Fund (net of fee waivers) for the Fund’s most recent fiscal year were slightly higher than the Peer Group median by 0.02%, and higher than the Fund Universe median by 0.26%. The Board noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of the funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

Profitability and Economies of Scale

The Board next considered information prepared by VAM relating to its expected costs and profitability with respect to each Fund, noting that VAM had agreed to maintain the current expense limitation arrangement for a period of two years from the Closing of the Transaction. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board concluded that the expected profits of VAM from its relationships with the Funds were reasonable.

The Board also considered the potential benefits to be received by VAM as a result of VAM’s relationship with the Funds, other than its receipt of investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of VAM’s compliance program, and the intangible benefits of VAM’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. With respect to the Vivaldi Merger Arbitrage Fund, the Board noted that although there were no advisory fee breakpoints, the Fund’s capacity is likely to be constrained and therefore, VAM did not expect to realize economies of scale with respect to the Fund. With respect to the Vivaldi Multi-Strategy Fund, the Board noted that the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on its review, including its consideration of the fact that VAM’s proposed compensation under the proposed New Advisory Agreement is the same as VAM’s compensation under the VAM Advisory Agreement and that key personnel of VAM would continue to be involved in overall supervision of the general investment management and investment operations of each Fund, the Board concluded that VAM would have the capabilities, resources and personnel necessary to manage the Funds, and that in light of the services to be provided by VAM to the Funds, the compensation to be paid to it under the New Advisory Agreement is fair and reasonable, and that approval of the New Advisory Agreement is in the best interest of each Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND VAM WITH RESPECT TO THEIR FUND(S).

SECTION 15(f) SAFE HARBOR

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any of its affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

•	First, for a two-year period following the transaction, no “unfair burden” may be imposed on an investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment advisor (or its predecessor or successor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any circumstances relating to the Transaction that might result in the imposition of an “unfair burden” on either Fund as a result of the Transaction.

•	Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The Board currently satisfies this condition.

VOTING PROCEDURES

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Funds. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.

You may vote in one of the following ways:

•	Attend the Special Meeting in person;
•	complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card(s);
•	call the toll-free number listed on the proxy card(s) to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Fund(s). You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each Proposal.

Quorum and Voting Requirements

Only shareholders of record on July 30, 2021, the Record Date, are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of a Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

The shares outstanding and entitled to vote for each Fund are listed in Appendix A.

Required Vote

Approval of Proposals 1-2 will each require the affirmative vote of a majority of the outstanding shares of the applicable Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Adjournments

If a quorum of shareholders of the Fund(s) is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund(s) to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Fund(s) may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund(s) may be adjourned from time to time by a majority of the votes of the Fund(s) properly cast upon the question of adjourning the Special Meeting of the Fund(s) to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund(s) may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because each proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the applicable proposal. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

GENERAL INFORMATION

Method and Cost of Solicitation

Vivaldi and First Trust will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Vivaldi and VAM, without additional compensation, may solicit proxies by telephone. AST Fund Solutions (“AST”) has also been engaged to assist in the solicitation of proxies, at an estimated cost of $40,000. Vivaldi and First Trust will pay all of the costs of AST related to the solicitation of the Funds’ proxies.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of VAM, RiverNorth or Angel Oak. In addition, since June 1, 2019, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which VAM, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Principal Holders and Control Persons

The principal shareholders and control persons for each Fund are listed in Appendix B.

To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund and of the Trust as of the Record Date.

Principal Offices of the Trust and the Trust’s Service Providers

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. MFAC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator, transfer agent, and fund accountant. The Trust’s principal underwriter is IMST Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, located at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust and Independent Trustees.

Fund Shareholder Reports

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Funds upon request. Requests for such reports should be directed to the Vivaldi Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-877-779-1999.

Submission of Proposals for Next Meeting of Shareholders

The Funds do not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for a Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-877-779-1999.

APPENDIX A

NUMBER OF SHARES/

INTERESTS OUTSTANDING AS OF THE RECORD DATE

Fund Name and Classes	Number of Shares Outstanding as of July 30, 2021
Vivaldi Merger Arbitrage Fund
Class A	4,834,508.323
Class I	53,793,736.725
Total	58,628,245.048
Vivaldi Multi-Strategy Fund
Class A	80,565.661
Class I	1,300,044.351
Total	1,380,610.012

1

APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

The following table list the Funds’ principal shareholders. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of a Fund.

Vivaldi Merger Arbitrage Fund
Shareholder Name and Address	Percentage of Shares Owned as of July 30, 2021
Class A
Charles Schwab & Co., Inc. San Francisco, CA 94105	42.90%
TD Ameritrade, Inc. Omaha, NE 68103	29.36%
National Financial Services LLC Jersey City, NJ 07310	22.14%
LPL Financial San Diego, CA 92121	5.11%
Class I
National Financial Services LLC Jersey City, NJ 07310	33.36%
Charles Schwab & Co., Inc. San Francisco, CA 94105	18.97%
Pershing, LLC Jersey City, NJ 07303	13.65%
Saxon & Co. Philadelphia, PA 19182	9.39%
TD Ameritrade, Inc. Omaha, NE 68103	9.28%
LPL Financial San Diego, CA 92121	8.06%

1

Vivaldi Multi-Strategy Fund
Shareholder Name and Address	Percentage of Shares Owned as of July 30, 2021
Class A
TD Ameritrade, Inc. Omaha, NE 68103	43.01%
Charles Schwab & Co., Inc. San Francisco, CA 94105	22.71%
National Financial Services LLC Jersey City, NJ 07310	15.83%
LPL Financial Omnibus Customer Account San Diego, CA 92121	13.30%
Class I
TD Ameritrade, Inc. Omaha, NE 68103	27.19%
National Financial Services LLC Jersey City, NJ 07310	24.92%
Pershing, LLC Jersey City, NJ 07303	21.65%
Charles Schwab & Co., Inc. San Francisco, CA 94105	21.11%

The following table list the Funds’ control persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Vivaldi Merger Arbitrage Fund
Control Persons	Jurisdiction	Percentage of Shares Owned as of July 30, 2021
National Financial Services LLC	New Jersey	32.43%

Vivaldi Multi-Strategy Fund
Control Persons	Jurisdiction	Percentage of Shares Owned as of July 30, 2021
TD Ameritrade, Inc.	Nebraska	28.12%

2

APPENDIX C

INVESTMENT ADVISORY AGREEMENT

INTERIM AND NEW

INVESTMENT ADVISORY AGREEMENT
BETWEEN
INVESTMENT MANAGERS SERIES TRUST II

AND

VIVALDI ASSET MANAGEMENT, LLC

THIS INTERIM AND NEW INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of _________, 2021, is entered into by and between Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and Vivaldi Asset Management, LLC, a Limited Liability Company (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to each Fund, each a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.       In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to each Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2.       Duties and Obligations of the Advisor with Respect to Investment of Assets of Each Fund.

(a)        Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance; and (v) furnish the Trust with such other documents and information as the Trust may from time to time reasonably request.

1

(b)        In performing its duties under this Section 2 with respect to a Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-advised Fund, the Advisor shall (i) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (ii) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (iii) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. The Advisor shall notify the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Advisor, In addition, the Advisor shall monitor compliance by each investment sub-advisor of a Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Trust on the performance of each investment sub-advisor.

3.       Covenants. In the performance of its duties under this Agreement, the Advisor:

shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

will, with respect to each Fund’s assets not managed by an investment sub-advisor, place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

2

will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement, or will provide the Trust with at least 30 days’ advance written notice if the Advisor obtains such insurance in a lesser amount;

will supply such information to the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including without limitation full copies of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Advisor; and

will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4.       Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.       Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of each Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

6.       Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions. The Trust may revoke its consent at any time by written notice to the Advisor.

3

7.       Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)       Each Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Advisor); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b)       the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors.

8.       Compensation of the Advisor. Each Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

9.       Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the co-administrators or the Trust or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

4

10.       Duration and Termination.

This Agreement shall become effective with respect to each Fund as of the date hereof and shall terminate with respect to the Fund 150 days after such effective date unless it has been approved by a majority of the Fund’s shareholders prior to such termination date (such period preceding such termination or Fund shareholder approval, the “Interim Period”); provided, however, that the term of this Agreement may be extended if permitted by regulatory or other action by the SEC or its staff. If this Agreement is so approved by a majority of the Fund’s shareholders, then unless sooner terminated with respect to the Fund as provided herein, this Agreement shall continue in effect with respect to the Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

During the Interim Period, the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund's custodian. If a majority of the Fund's outstanding voting securities approve this Agreement with respect to the Fund by the end of the 150-day period following the effective date of this Agreement, the amount in such escrow account (including interest earned) will be paid to the Advisor. If a majority of the Fund’s outstanding voting securities do not approve this Agreement during such 150-day period, the Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred by the Advisor in performing its duties pursuant to this Agreement with respect to the Fund during the Interim Period (plus interest earned on that amount while in escrow), and (ii) the total amount in the escrow account (plus interest earned).

This Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). Notwithstanding the foregoing, during the Interim Period the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days’ written notice to the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11.       Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

5

12.       Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14.       Use of the Names of the Fund. The Advisor has consented to the use by each Fund of the name or identifying word “Vivaldi” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “Vivaldi” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require any Fund to cease using “Vivaldi” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

15.       Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Trust shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

16.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

17.       Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

*** Signature Page Follows ***

6

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:
INVESTMENT MANAGERS SERIES TRUST II on behalf of each Fund

By:
Name:
Title:

THE ADVISOR:
VIVALDI ASSET MANAGEMENT, LLC

By:
Name:
Title:

7

Appendix A

Fund/Class	Advisor Fee	Effective Date
Vivaldi Merger Arbitrage Fund	1.25%	__/__/____
Vivaldi Multi-Strategy Fund	1.20%	__/__/____

8

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-888-625-2588 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 〉 **12345678910**

Vivaldi Merger Arbitrage Fund

Investment Managers Series Trust II

The undersigned, revoking prior proxies, hereby appoints Chad Eisenberg and Marc Bassewitz, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Vivaldi Merger Arbitrage Fund** (the "Fund") to be held at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 on September 28, 2021 at 11:00 a.m. local time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-888-625-2588**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 28, 2021. The proxy statement for this meeting is available at:

vote.proxyonline.com/vivaldi/docs/2021mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Vivaldi Merger Arbitrage Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-888-625-2588 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 〉 **12345678910**

Vivaldi Multi-Strategy Fund

Investment Managers Series Trust II

The undersigned, revoking prior proxies, hereby appoints Chad Eisenberg and Marc Bassewitz, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Vivaldi Multi-Strategy Fund** (the "Fund") to be held at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 on September 28, 2021 at 11:00 a.m. local time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-888-625-2588**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 28, 2021. The proxy statement for this meeting is available at:

vote.proxyonline.com/vivaldi/docs/2021mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Vivaldi Multi-Strategy Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]